UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2000

                        Triwest Management Resources Corp
             (Exact name of Registrant as specified in its charter)

Nevada                                                            98-0204700
(State or Other                                                   IRS Employer
Jurisdiction of                                                   Identification
Incorporation)                                                    Number

                                    000-27103
                                (Commission File
                                     Number)

      104-1456 St. Paul Street, Kelowna, British Columbia, Canada V1Y 2E6.
               (Address of principal executive offices) (Zip Code)

                                 (250) 868-8177
              (Registrant's telephone number, including area code)

Item 5. Other - Change of Address

         On March 13, 2000, the Registrant will be moving its principal place of business. Its new address will be: 104-1456 St. Paul Street, Kelowna, BC V1Y 2E6.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Triwest Management Resources Corp
                                       Registrant

DATED: March 13, 2000                  By: /s/ Devinder Randhawa,
                                           -------------------------------------
                                           President and Chief Executive Officer